Exhibit 99.1 FOR IMMEDIATE RELEASE Arcutis Expands Board of Directors with Appointment of Chris Peetz WESTLAKE VILLAGE, Calif., July 16, 2026 – Arcutis Biotherapeutics, Inc. (Nasdaq: ARQT), a commercial-stage biopharmaceutical company focused on developing meaningful innovation in immuno-dermatology, today announced that Christopher “Chris” Peetz has been appointed to the Arcutis Board of Directors effective July 15, 2026. “We are delighted to welcome Chris Peetz to our Board of Directors at a pivotal time for Arcutis,” said Frank Watanabe, president and chief executive officer of Arcutis. “Chris has built an impressive track record leading biopharmaceutical companies through periods of expansion, from advancing multiple products through development, to building commercial franchises, and successfully growing pipelines through strategic acquisitions. His expertise will strengthen our Board as we continue to execute our strategy to grow the ZORYVE® (roflumilast) franchise, expand ZORYVE into new indications, and build our pipeline including evaluating external innovation.” “On behalf of the Board of Directors, I am pleased to welcome Chris to Arcutis," said Keith R. Leonard, chairman of the Board of Arcutis. "Throughout his career, Chris has demonstrated an exceptional ability to build and scale innovative biopharmaceutical organizations, guiding the successful development and commercialization of multiple products across a range of indications. His strategic insight, operational experience, and proven leadership will be invaluable to our Board as Arcutis continues its next phase of growth." “I am honored to join the Arcutis Board of Directors at such an exciting time for the company," said Chris Peetz. "Arcutis has built a strong foundation driven by a clear vision and a deep commitment to improving the lives of people living with immune-mediated skin diseases. I look forward to partnering with the Board and leadership team to support the company's continued growth and success."

Exhibit 99.1 Mr. Peetz is a leading biopharmaceutical executive who currently serves as a co-founder and chief executive officer of Mirum Pharmaceuticals, where his leadership focuses on bringing forward high-impact medicines for overlooked patient populations living with rare diseases. Since Mirum’s founding in 2018, he has guided its growth into a global organization with a diversified portfolio and a strong commitment to improving diagnosis, access, and patient outcomes. Prior to Mirum, Chris served as an entrepreneur-in-residence at Frazier Life Sciences. He was also the chief executive officer of Flashlight Therapeutics, Inc. and previously served as chief financial officer and head of corporate development at Tobira, which was acquired by Allergan plc. Prior to joining Tobira, Chris served as vice president, finance and corporate development of Jennerex Biotherapeutics. Previously, Chris held various positions at Onyx Pharmaceuticals, Inc. (now Amgen Inc.), including corporate strategy, marketing, product lifecycle management, and financial planning. Prior to Onyx, Chris provided merger and acquisition advisory services at LaSalle Corporate Finance, a part of ABN AMRO, and held positions at Abgenix, Inc. and Solazyme, Inc. He also served as a member of the board of directors of Alpine Immune Sciences, Inc., a public immunotherapy company, until its sale to Vertex. Chris holds an MBA from Stanford Graduate School of Business and a BSBA in finance, international business, and French from Washington University in St. Louis. About ZORYVE® (roflumilast) ZORYVE is the number one prescribed branded topical therapy across three major inflammatory dermatoses combined — atopic dermatitis, seborrheic dermatitis, and plaque psoriasis. ZORYVE is a topical formulation of roflumilast, an advanced targeted topical phosphodiesterase type 4 (PDE4) inhibitor. Inhibiting PDE4, an intracellular enzyme that is an established target in dermatology, decreases the production of pro-inflammatory mediators. This decreases inflammation in the skin and balances the skin’s immune system. Demonstrating both clinical impact and broad industry recognition, ZORYVE has been honored with multiple prestigious awards and recommendations. ZORYVE was recently awarded by Allure with the "2025 Best of Beauty Breakthrough Award," making it the first FDA-approved medication for atopic dermatitis, plaque psoriasis, and seborrheic dermatitis to win this prominent award. ZORYVE cream 0.3% and ZORYVE foam 0.3% were also awarded the National Psoriasis Foundation’s Seal of Recognition — the first FDA-approved prescription brand to receive the

Exhibit 99.1 honor. Additionally, the American Academy of Dermatology (AAD) issued a strong recommendation for the use of ZORYVE cream 0.15% in adults with mild to moderate atopic dermatitis, according to updated guidelines released in June 2025. In 2024, ZORYVE cream 0.15% was awarded Glamour’s Beauty and Wellness Award for “Best Eczema Product.” INDICATIONS ZORYVE cream, 0.05%, is indicated for topical treatment of mild to moderate atopic dermatitis in pediatric patients 2 to 5 years of age. ZORYVE cream, 0.15%, is indicated for topical treatment of mild to moderate atopic dermatitis in adult and pediatric patients 6 years of age and older. ZORYVE cream, 0.3%, is indicated for topical treatment of plaque psoriasis, including intertriginous areas, in adult and pediatric patients 2 years of age and older. ZORYVE topical foam, 0.3%, is indicated for the treatment of plaque psoriasis of the scalp and body in adult and pediatric patients 12 years of age and older. ZORYVE topical foam, 0.3%, is indicated for the treatment of seborrheic dermatitis in adult and pediatric patients 9 years of age and older. IMPORTANT SAFETY INFORMATION ZORYVE is contraindicated in patients with moderate to severe liver impairment (Child-Pugh B or C). Flammability: The propellants in ZORYVE foam are flammable. Avoid fire, flame, and smoking during and immediately following application. The most common adverse reactions reported (≥1%) for ZORYVE cream 0.05% for pediatric patients with atopic dermatitis 2 to 5 years of age were upper respiratory tract infection (4.1%), diarrhea (2.5%), vomiting (2.1%), rhinitis (1.6%), conjunctivitis (1.4%), and headache (1.1%).

Exhibit 99.1 The most common adverse reactions reported (≥1%) for ZORYVE cream 0.15% for patients with atopic dermatitis 6 years of age or older were headache (2.9%), nausea (1.9%), application site pain (1.5%), diarrhea (1.5%), and vomiting (1.5%). The most common adverse reactions reported (≥1%) for ZORYVE cream 0.3% for plaque psoriasis were diarrhea (3.1%), headache (2.4%), insomnia (1.4%), nausea (1.2%), application site pain (1.0%), upper respiratory tract infection (1.0%), and urinary tract infection (1.0%). The most common adverse reactions reported (≥1%) for ZORYVE foam 0.3% for plaque psoriasis were headache (3.1%), diarrhea (2.5%), nausea (1.7%), and nasopharyngitis (1.3%). The most common adverse reactions reported (≥1%) for ZORYVE foam 0.3% for seborrheic dermatitis were nasopharyngitis (1.5%), nausea (1.3%), and headache (1.1%). Please see full Prescribing Information for ZORYVE foam and full Prescribing Information for ZORYVE cream. About Arcutis Arcutis Biotherapeutics, Inc. (Nasdaq: ARQT) is a commercial-stage medical dermatology company delivering meaningful innovation to address the needs of individuals living with chronic inflammatory skin diseases. Over the past decade, Arcutis has successfully developed a robust portfolio of advanced targeted topicals approved to treat three major inflammatory skin diseases, driven by a commitment to solving the most persistent patient challenges in dermatology. Arcutis’ unique dermatology development platform, built on established scientific pathways and coupled with deep clinical dermatology and commercial expertise, enables us to efficiently develop, scale, and deliver our differentiated therapies while advancing a growing pipeline across a range of inflammatory dermatological conditions. For more information, visit www.arcutis.com or follow Arcutis on LinkedIn, Facebook, Instagram, and X. Forward-Looking Statements This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as

Exhibit 99.1 amended. For example, statements contained in this press release regarding matters that are not historical facts are forward-looking statements. These statements are based on the Company’s current beliefs and expectations. Such forward-looking statements include, but are not limited to, statements regarding the Company’s financial position and potential growth. These statements are subject to substantial known and unknown risks, uncertainties, and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements. Risks and uncertainties that may cause our actual results to differ include risks inherent in our business, reimbursement and access to our products, the impact of competition and other important factors discussed in the “Risk Factors” section of our Form 10-K filed with the U.S. Securities and Exchange Commission (SEC) on February 25, 2026, as well as any subsequent filings with the SEC. Any forward-looking statements that the Company makes in this press release are made pursuant to the Private Securities Litigation Reform Act of 1995, as amended, and speak only as of the date of this press release. Except as required by law, we undertake no obligation to revise or update information herein to reflect events or circumstances in the future, even if new information becomes available. Contacts: Media Amanda Sheldon, Head of Corporate Communications media@arcutis.com Investors Brian Schoelkopf, Head of Investor Relations ir@arcutis.com